DREYFUS A BONDS PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. for its six-month period ended September 30, 1997. Your Fund produced a total return for this period, including bond price changes and interest income, of 7.14%.* Income dividends of $.442 per share were declared to shareholders.** This is equivalent to an annualized distribution rate per share of 6.01%.***
THE ECONOMY
    Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows have combined to spur consumer confidence to record high ground. Businesses are similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the Fed) embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor markets another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    In addition, the Fed has expected some slowdown throughout the 18-month economic resurgence, yet demand has remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output.
    Despite the quiescence of inflation, it is difficult to imagine continued strong economic growth without price pressures. There has been much talk of a so-called "new era" in economics, an age when the economy continues to grow strongly, unemployment remains low, and inflation is subdued. Perhaps, but there are limits to everything, and some factors explaining the absence of inflation-the strong dollar, low energy and food costs, and huge business investment in technology - may well be temporary. We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.

THE MARKET
    The alternating expectations of strong and moderate economic growth have caused Treasury interest rates to fluctuate within a fairly well-defined range. Over the past six months, yields on U.S. Treasury ten-year maturity bonds reached a low of 6.01% near the end of July, and a high of 6.98% in April. As of the end of September, yields were near the lower end of the range at 6.10%. This declining rate environment has helped create an historically narrow spread environment. Both corporate and mortgage-backed securities currently provide moderate yield premiums to similar maturity Treasury alternatives. As long as yields are range bound and economic growth remains moderate, these tight yield spread relationships are likely to persist.
PORTFOLIO OVERVIEW
    The interest rate fluctuations we have seen over the past six months have provided numerous opportunities to adjust the overall duration of the portfolio. When we last wrote you at the end of March, the portfolio duration was 5.8 years. Currently, the portfolio duration is modestly shorter at 5.2 years. On balance, lengthening duration when rates were high, and shortening when rates were low, have added to the Fund's overall total return. Given our outlook for the economy and the bond market, we have consistently favored mortgage-backed securities, maintained a somewhat neutral weighting on corporates, and maintained a modest exposure to U.S. Treasury and agency securities. This strategy has enhanced both the yield and overall total return of the portfolio. Sectors with the largest portfolio weightings currently are banking and insurance corporate bonds and government and commercial mortgage-backed securities. Some individual names we have added to the portfolio include Smiths Food & Drug, Tosco, AH Belo, and Felcor Suites. The average overall portfolio quality remains AA-rated.
    As always, our objective is to earn as high a level of current income as is consistent with preservation of capital. Our ongoing strategy will be to achieve this objective through sector and security selection and duration adjustments.
                                                      Very truly yours,

                                             [Kevin McClintock signature logo]

                                                      Kevin McClintock
                                                      Head of Taxable Fixed
Income
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                                                  SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes-106.6%                                                                                 Amount             Value
                                                                                                    -------            -----
  Asset-Backed-7.3%                  Bosque Asset,
                                       Asset-Backed Notes, 7.66%, 2002.....................       $  9,285,735(a)    $ 9,329,263
                                     The Money Store Trust,
                                       Asset Backed Ctfs., Ser. 1996-D:
                                         Cl. A-7, 7.11%, 2025..............................         16,000,000        16,287,000
                                         Cl. A-16, 7.11%, 2028.............................          6,788,262         6,802,051
                                     UCFC Acceptance,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Ser. 1997-A1, Cl. A-6, 7.435%, 2024.................          9,686,000         9,897,881
                                                                                                                         -------
                                                                                                                      42,316,195
                                                                                                                         -------

  Banking-4.6%                       Barnett Capital II,
                                       Gtd. Capital Securities, 7.95%, 2026................          6,000,000         6,119,175
                                     Fleet Capital Trust II,
                                       Gtd. Capital Securities, 7.92%, 2026................         10,000,000        10,147,170
                                     State Street Institutional Capital A,
                                       Gtd. Capital Securities, Ser. A, 7.94%, 2026........         10,000,000 (a)    10,200,000
                                                                                                                         -------
                                                                                                                      26,466,345
                                                                                                                         -------

  Commercial Mortgage-26.2%          277 Park Avenue Finance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, C1. A-2, 7.68%, 2007..................          9,750,000 (a)    10,322,813
                                     Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A7, 7.755%, 2026...............         15,250,000 (b)    15,921,953
                                     Commercial Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C2, Cl. C, 7.581%, 2023...................          8,619,000 (a,b)   8,847,942
                                     Credit Suisse First Boston Mortgage Securities,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. E, 7 1/2%, 2011 ..................         15,000,000 (a)    15,168,750
                                     DLJ Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1996-CF2, C1. A-3, 7.38%, 2021...............          3,000,000 (a)     3,098,438
                                         Ser. 1997-CF1, C1. A-3, 7.76%, 2007...............          6,600,000 (a)     7,018,688
                                     FDIC REMIC Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, C1. 1-B, 7 1/8%, 2026.................          7,000,000         7,132,344
                                     First Union-Lehman Brothers Commercial Mortgage Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. C, 7.44%, 2007....................         16,000,000        16,655,000
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.:
                                         Ser. 1996-C1, Cl. E, 7.86%, 2006..................          3,105,000         3,173,407
                                         Ser. 1997-C1, Cl. D, 6.997%, 2008.................         17,909,000        18,032,124
                                     GS Mortgage Securities Corporation II,
                                       Ser. 1997-GL1, Cl. G, 7.823%, 2030..................          8,200,000 (b)     8,323,000


DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                      SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes (continued)                                                                            Amount             Value
                                                                                                       -------           -------
  Commercial Mortgage (continued)    Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.:
                                         Ser. 1995-C3, Cl. C, 7.368%, 2025.................       $  4,980,000 (b)  $  5,138,737
                                         Ser. 1996-C2, Cl. C, 6.96%, 2028..................         10,000,000        10,104,687
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1994-C2, Cl. D, 8%, 2025.....................         10,036,570        10,290,621
                                         Ser. 1995-C2, Cl. C, 7%, 2027.....................          6,438,290         6,488,590
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C3, Cl. B, 7 1/8%, 2030...................          7,000,000 (a)     7,064,531
                                                                                                                         -------
                                                                                                                     152,781,625
                                                                                                                         -------

  Energy-1.8%                        Tosco,
                                       Notes, 7 1/4%, 2007.................................         10,000,000        10,280,660
                                                                                                                         -------

  Food & Tobacco-1.6%                Philip Morris Cos.,
                                       Notes, 6.95%, 2001..................................          9,000,000 (c)     9,178,767
                                                                                                                         -------

  Foreign-3.3%                       Industrial Finance of Thailand,
                                       Bonds, 7 1/8%, 2002.................................          9,000,000 (a)     8,913,960
                                     Republic of Colombia,
                                       Bonds, 8.70%, 2016..................................         10,000,000        10,210,610
                                                                                                                         -------
                                                                                                                      19,124,570
                                                                                                                         -------

  Industrial-.9%                     Mt. Washington CBO I, Ltd.,
                                       Sr. Secured Notes, 7.14%, 2009......................          5,000,000 (a)     5,068,750
                                                                                                                         -------

  Insurance-7.4%                     AFC Capital Trust I,
                                       Gtd. Capital Securities, 8.207%, 2027...............         15,000,000        16,061,130
                                     American General Institutional Capital B,
                                       Gtd. Capital Securities, Ser. B, 8 1/8%, 2046.......         10,000,000 (a)    10,537,500
                                     Conseco Financing Trust II, Gtd. Capital Trust
                                       Pass-Through Securities, 8.70%, 2026................         10,625,000        11,369,951
                                     NAC Re,
                                       Notes, 8%, 1999.....................................          5,000,000         5,146,290
                                                                                                                         -------
                                                                                                                      43,114,871
                                                                                                                         -------

  Oil and Gas-3.2%                   Halliburton,
                                       Notes, 6 3/4%, 2007.................................         18,000,000(d)     18,498,708
                                                                                                                         -------

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes (continued)                                                                            Amount             Value
                                                                                                       -------           -------
  Publishing-2.5%                    A.H. Belo,
                                       Sr. Notes, 6 7/8%, 2002.............................       $ 14,000,000      $ 14,235,662

                                                                                                                         -------
  Real Estate-2.7%                   Crescent Real Estate Equities, L. P.,
                                       Notes, 6 5/8%, 2002 ................................          6,000,000 (a)     5,966,925
                                     FelCor Suites, L. P., Gtd. Sr. Notes:
                                       7 3/8%, 2004........................................          2,500,000 (a)     2,493,750
                                       7 5/8%, 2007........................................          7,500,000 (a)     7,440,675
                                                                                                                         -------
                                                                                                                      15,901,350
                                                                                                                         -------

  Residential Mortgage-3.8%          Collateralized Mortgage Obligation Trust 9,
                                       Cl. C (Collateralized by GNMA Pass-Through Ctfs.),
                                       7 3/4%, 2012........................................             184,425           185,599
                                     Norwest Asset Securities,
                                       Mortgage Pass-Through Ctfs.:
                                         Ser. 1997-6, B-1, 7 1/2%, 2027....................          7,254,288         7,378,972
                                         Ser. 1997-8, B-1, 7 1/2%, 2027....................          3,968,130         4,036,333
                                         Ser. 1997-15, B-1, 6 3/4%, 2012...................          1,106,000         1,090,101
                                         Ser. 1997-16, B-1, 6 3/4%, 2027...................          2,202,000         2,119,425
                                         Ser. 1997-16, B-2, 6 3/4%, 2027...................            701,000           668,141
                                         Ser. 1997-16, M, 6 3/4%, 2027.....................            903,000           881,554
                                     Residential Funding Mortgage Securities I,
                                       Ser. 1996-S10, M3, 7 1/2%, 2026.....................          5,814,276         5,807,008
                                                                                                                         -------
                                                                                                                      22,167,133
                                                                                                                         -------

  Retail Trade-2.4%                  Smith's Food & Drug Centers,
                                       Pass Through Trusts, Pass Through Ctfs.:
                                         Ser. 1994-A2, 8.64%, 2012.........................          3,500,000         3,797,500
                                         Ser. 1994-A3,  9.20%, 2018........................          9,000,000        10,181,250
                                                                                                                         -------
                                                                                                                      13,978,750
                                                                                                                         -------

  Transportation-1.0%                ValuJet Airlines,
                                       Sr. Secured Notes, 10 1/4%, 2001....................          6,500,000         6,045,000
                                                                                                                         -------

  Utilities/Electric-3.3%            Cleveland Electric Illuminating,
                                       Ser. A,  Secured Notes, 7.19%, 2000..................         7,000,000 (a)     7,140,000
                                     National Rural Utilities Cooperative Finance,
                                       Collateral Trust Bonds, 7.30%, 2006..................         5,000,000         5,225,330
                                     Western Resources,
                                       First Mortgage Bonds, 6 7/8%, 2004...................         7,000,000         7,019,425
                                                                                                                         -------
                                                                                                                      19,384,755
                                                                                                                      ---------



DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes (continued)                                                                            Amount            Value
                                                                                                       -------           -------
  Utilities/Telephone-2.9%           Wisconsin Bell,
                                       Deb., 6.35%, 2006....................................     $  17,000,000 (e)  $ 17,091,868
                                                                                                                         -------
  U.S. Government Agency/
    Mortgage Backed-27.8%            FHA Project Loan Ctfs., Ser. Pool No. 6
                                       (Reilly Mortgage Group), 7.43%, 2022.................         5,963,514         6,198,328
                                     Federal Home Loan Mortgage, REMIC,
                                       Multiclass Mortgage Participation Ctfs.:
                                         Ser. 1552, Cl. JD, 7%, 8/15/2023...................        27,000,000 (f)    10,455,750
                                         Ser. 1978, Cl. PH, 7%, 1/15/2024...................         5,878,907 (f)     1,241,919
                                     Federal National Mortgage Association REMIC Trust,
                                       Gtd. Pass-Through Ctfs.:
                                         Ser. 1992-103, Cl. G, 7 1/2%, 8/25/2018............        12,802,314        12,916,335
                                         Ser. 1996-64, Cl. PM, 7%, 1/18/2012................         8,557,426 (f)     2,192,840
                                         Ser. 1996-70, Cl. PL, 7%, 2/25/2026................        17,295,513 (f)     4,404,951
                                         Ser. 1997-24, Cl. IA, 7%, 1/18/2026................        18,000,000  (f)    7,891,875
                                     Government National Mortgage Association I:
                                       7%, 6/15/2008........................................           147,999           151,005
                                       9 1/2%, 11/15/2017...................................         8,214,441         9,035,886
                                       Project Loan,
                                         7 1/2%, 4/15/2037..................................         6,675,800         6,934,487
                                     Government National Mortgage Association II,
                                       Adjustable Rate Mortgage,
                                       5 1/2%, 12/20/2026-11/20/2027........................         77,244,616 (g)    77,471,810
                                     Government National Mortgage Association
                                       REMIC Trust, Gtd. Pass-Through Securities:
                                         Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024..............        11,259,000        11,435,766
                                         Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024.............        11,500,000        11,711,140
                                                                                                                         -------
                                                                                                                     162,042,092
                                                                                                                         -------
  U.S. Government-3.9%....        U.S. Treasury Bonds,
                                       6 3/8%, 8/15/2027....................................        19,000,000        18,922,813
                                     U.S. Treasury Notes:
                                       6 3/8%, 5/15/2000....................................         1,000,000         1,012,344
                                       7 7/8%, 11/15/2004...................................         2,450,000         2,695,766
                                       7%, 7/15/2006........................................           300,000           316,453
                                                                                                                         -------
                                                                                                                      22,947,376
                                                                                                                         -------
                                     TOTAL BONDS AND NOTES
                                       (cost $611,030,594)..................................                        $620,624,477
                                                                                                                         =======


DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Short-Term Investments-.8%                                                                             Amount            Value
                                                                                                      -------           -------

                                     U.S. Government Agency;  Federal Home Loan Banks,
                                       6%, 10/1/1997
                                       (cost $4,421,000)....................................      $  4,421,000      $  4,421,000
                                                                                                                         =======
TOTAL INVESTMENTS (cost $615,451,594).......................................................             107.4%     $625,045,477
                                                                                                          ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................................              (7.4%)    $(42,844,483)
                                                                                                          ====           =======
NET ASSETS..................................................................................             100.0%     $582,200,994
                                                                                                          ====           =======
Notes to Statement of Investments:
(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
1997 these securities amounted to $118,611,985 or 20.4% of of net assets.
(b)  Variable rate security-interest rate subject to periodic change.
(c)  Reflects date security can be redeemed at holders' option; the stated
maturity date is 6/1/2006.
(d)  Reflects date security can be redeemed at holder's option; the stated
maturity date is 2/1/2027.
(e)  Reflects date security can be redeemed at holders' option; the stated
maturity date is 12/1/2026.
(f)  Notional face amount shown.
(g)  Partially purchased on a forward commitment basis.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                               SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                       Cost             Value
                                                                                                     --------           -------
ASSETS:                          Investments in securities-See Statement of Investments          $615,451,594      $625,045,477
                                 Cash.......................................................                         27,709,690
                                 Receivable for investment securities sold..................                         21,073,535
                                 Interest receivable........................................                          6,239,850
                                 Receivable for shares of Common Stock subscribed...........                            103,258
                                 Prepaid expenses and other assets..........................                             40,020
                                                                                                                          _____
                                                                                                                    680,211,830
                                                                                                                          _____

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates..............                            332,084
                                 Payable for investment securities purchased................                         96,751,391
                                 Payable for shares of Common Stock redeemed................                            825,453
                                 Accrued expenses and other liabilities.....................                            101,908
                                                                                                                          _____
                                                                                                                     98,010,836
                                                                                                                          _____

NET ASSETS..................................................................................                       $582,200,994
                                                                                                                          =====

REPRESENTED BY:                  Paid-in capital............................................                       $562,549,379
                                 Accumulated undistributed investment income-net............                          6,162,727
                                 Accumulated net realized  gain (loss) on investments.......                          3,895,005
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4....................................                          9,593,883
                                                                                                                          _____
NET ASSETS..................................................................................                       $582,200,994
                                                                                                                          =====

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............................                         39,657,297

NET ASSET VALUE, offering and redemption price per share....................................                             $14.68
                                                                                                                          =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income..................................                                 $20,794,227
EXPENSES:                        Management fee-Note 3(a).........................      $    1,891,424
                                 Shareholder servicing costs-Note 3(b)............             767,951
                                 Prospectus and shareholders' reports.............              48,821
                                 Registration fees................................              34,315
                                 Professional fees................................              34,238
                                 Custodian fees-Note 3(b).........................              29,187
                                 Directors' fees and expenses-Note 3(c)...........              24,161
                                 Miscellaneous....................................               2,839
                                                                                               -------
                                     Total Expenses...............................                                   2,832,936
                                                                                                                       -------
INVESTMENT INCOME-NET.............................................................                                  17,961,291
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments..........        $    413,495
                                 Net unrealized appreciation (depreciation)
                                     on investments...............................          21,440,986
                                                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                                  21,854,481
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                                 $39,815,772
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            Six Months Ended
                                                                                            September 30, 1997    Year Ended
                                                                                               (Unaudited)      March 31, 1997
                                                                                                    ----------         --------
OPERATIONS:
  Investment income-net...........................................................               $  17,961,291    $  36,566,343
  Net realized gain (loss) on investments.........................................                     413,495        8,631,964
  Net unrealized appreciation (depreciation) on investments.......................                  21,440,986      (22,130,009)
                                                                                                      --------          -------
      Net Increase (Decrease) in Net Assets Resulting from Operations.                              39,815,772       23,068,298
                                                                                                      --------          -------
NET EQUALIZATION CREDITS (DEBITS)-Note 1(e).......................................                     (69,818)        (142,308)
                                                                                                      --------          -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.........................................................                 (17,855,829)     (36,573,464)
                                                                                                      --------          -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...................................................                 109,493,167      188,296,554
  Dividends reinvested............................................................                  15,392,318       31,341,242
  Cost of shares redeemed.........................................................                (136,154,895)    (232,961,296)
                                                                                                      --------          -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                            (11,269,410)     (13,323,500)
                                                                                                      --------          -------
          Total Increase (Decrease) in Net Assets................................                   10,620,715      (26,970,974)
NET ASSETS:
  Beginning of Period............................................................                  571,580,279      598,551,253
                                                                                                      --------          -------
  End of Period..................................................................                $ 582,200,994    $ 571,580,279
                                                                                                      ========          =======
Undistributed investment income-net..............................................                $   6,162,727    $   6,127,083
                                                                                                      --------          -------
                                                                                                       Shares           Shares
                                                                                                      --------          -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................................                    7,669,449       13,245,473
  Shares issued for dividends reinvested.........................................                    1,081,066        2,202,148
  Shares redeemed................................................................                   (9,532,757)     (16,381,726)
                                                                                                      --------          -------
      Net Increase (Decrease) in Shares Outstanding..............................                     (782,242)        (934,105)
                                                                                                      ========          =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                      September 30, 1997            Year Ended March 31,
                                                       (Unaudited)
                                                       ----------- ----------------------------------------------------
PER SHARE DATA:                                                         1997        1996        1995        1994        1993
                                                                        ----        ----        ----        ----        ----
    Net asset value, beginning of period..              $14.13        $14.47      $13.75      $14.38      $15.43      $14.35
                                                          ----          ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                 .45           .88         .92         .94         .98        1.05
    Net realized and unrealized gain (loss)
      on investments......................                 .54          (.34)        .73        (.56)       (.46)       1.29
                                                          ----          ----        ----        ----        ----        ----
    Total from Investment Operations......                 .99           .54        1.65         .38         .52        2.34
                                                          ----          ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                (.44)         (.88)       (.93)       (.94)       (.99)      (1.05)
    Dividends from net realized gain on investments          -             -           -        (.07)       (.58)       (.21)
                                                          ----          ----        ----        ----        ----        ----
    Total Distributions...................                (.44)         (.88)       (.93)      (1.01)      (1.57)      (1.26)
                                                          ----          ----        ----        ----        ----        ----
    Net asset value, end of period........              $14.68        $14.13      $14.47      $13.75      $14.38      $15.43
                                                          ====          ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................               14.24% (1)     3.88%      12.12%       3.01%       3.09%      17.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .97% (1)      .96%        .93%        .99%        .90%        .93%
    Ratio of net investment income
      to average net assets...............                6.17%(1)      6.12%       6.32%       6.89%       6.30%       7.07%
    Portfolio Turnover Rate...............              162.91%(2)    415.69%     165.50%     172.60%      93.67%      81.15%
    Net Assets, end of period (000's omitted)         $582,201      $571,580    $598,551    $539,140    $593,615    $574,431

(1) Annualized.
(2) Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations, including U. S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On September 30, 1997, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on October 1, 1997 (ex-dividend date), to shareholders of record as of the close of business on September 30, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At September 30, 1997, the Fund had no outstanding borrowings under either line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. There was no expense reimbursement for the period ended September 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $529,070 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $130,994 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $29,187 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 1997, amounted to $942,982,987 and $896,936,234, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $9,593,883, consisting of $11,067,231 gross unrealized appreciation and $1,473,348 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS A BONDS PLUS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            084SA979
Registration Mark
[Dreyfus logo]
A Bonds Plus
Semi-Annual
Report
September 30, 1997